Exhibit 99.1

1 BMO Capital Markets Focus on Healthcare Conference August 5, 2009

Forward-Looking Statement 2 This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding: our ability to successfully develop and commercialize our therapeutic products; our ability to introduce our new pharmacogenetic and molecular diagnostics products; our ability to successfully integrate the operations, business, technology, and intellectual property obtained in our acquisitions; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone, Stedivaze or any of our other therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether our PGxPredict and FAMILION diagnostic tests will gain wide acceptance in the market; whether we will be able to successfully identify and validate biomarkers for response to vilazodone or to any of our other therapeutic products; whether vilazodone, Stedivaze and our other therapeutic products will be successfully marketed if approved; the extent to which genetic markers are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, our Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, and our Current Reports on Form 8-K filed from time to time with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Investment Opportunity Clinical Data is a biotechnology company developing late-stage drugs that are first-in-class, best-in-category, or both 3 Central Nervous System Cardiovascular Disease Oncology

Current Value Drivers Two Phase III drugs: Vilazodone(tm): first-in-class dual acting serotonergic antidepressant Stedivaze(tm): potential best-in-class drug used as a vasodilator for cardiac stress testing Deep pipeline of drugs and biomarkers candidates Genetic testing business for inherited cardiac conditions - revenue growth >100% year over year 4

Vilazodone: New Options Needed in the Treatment of Depression Common chronic condition affects approximately 18M U.S. Leading cause of disability in U.S. for ages 15-44 Majority of patients do not achieve success with 1st therapy Side effects are common Certain side effects influence prescribing more than others e.g., sexual dysfunction and weight gain Co-morbid conditions often require additional medications 40% of depressed patients have anxiety Patient compliance remains poor 5

Vilazodone for Treatment of Depression First-in-class antidepressant with a dual serotonergic mechanism of action SSRI 5HT1A Demonstrated superiority to placebo in 2 Phase III trials Well-tolerated with low discontinuation rate Sexual function is similar to placebo as measured by validated scales Opportunity for additional indications, e.g. anxiety disorders 6 Established in treatment of depression, anxiety and other psychiatric conditions

Summary of Development Program 2/2 positive Phase III pivotal* trials Industry average for depression trials is ~50% Efficacy claim will be based on pivotal trials at 40mg QD Total database of >2,200 patients including long-term exposure Completed studies required for NDA submission including ECG effects Drug-drug interaction PK Food effect Successful commercial scale-up for API and tablets 7 *Pending FDA review of Phase III registration trials

Summary of Phase III Pivotal Trials Patients 18-70 years of age with moderate to severe depression Primary endpoint change from baseline to week 8 in MADRS score, ITT/LOCF Baseline MADRS score of 31 Secondary endpoints HAMD, HAMA Day 0 10 mg Week 1 20 mg Week 2 40 mg Week 8 8

Low Discontinuation Rates in Phase III Studies 9 1st Phase III Trial 1st Phase III Trial 2nd Phase III Trial 2nd Phase III Trial Vilazodone Placebo Vilazodone Placebo Enrolled 205 205 240 241 Discontinued 53 (25.9%) 51 (24.9%) 47 (19.6%) 46 (19.1%) Adverse Event 19 (9.3%) 10 (4.9%) 12 (5.1%) 4 (1.7%) Diarrhea 4 0 0 0 Nausea/Vomiting 0 1 3 0 Palpitations 3 0 1 0 Suicide/Suicidal Ideation 0 3 0 0 Lack of Therapeutic Effect 4 (2.0%) 9 (4.4%) 3 (1.3%) 7 (2.9%) Other1 30 (14.6%) 32 (15.7%) 32 (13.3%) 35 (14.5%) 1'Other' includes withdrawal of consent, lost to follow-up, investigator decision, non-compliance

2nd Phase III Trial Confirms Superiority to Placebo 10 Least Squares Mean Change at Week 8 Least Squares Mean Change at Week 8 LS Mean Treatment Difference p-value 1st Phase III Vilazodone N = 198 Placebo N = 199 MADRS -12.9 -9.6 -3.2 0.001 HAMD17 -10.4 -8.6 -1.7 0.022 HAMA -6.5 -5.2 -1.4 0.031 2nd Phase III Vilazodone N = 231 Placebo N = 231 MADRS -13.3 -10.8 -2.5 0.009 HAMD17 -10.7 -9.1 -1.6 0.026 HAMA -7.0 -5.7 -1.2 0.037

Zoloft(r) (sertraline hydrochloride)* Zoloft(r) (sertraline hydrochloride)* Zoloft(r) (sertraline hydrochloride)* AE Drug Placebo Nausea 26% 12% Diarrhea/ loose stools 18% 9% Somnolence 13% 6% Tremor 11% 3% Sweating Increased 8% 3% Ejaculation failure 7% <1% Dyspepsia 6% 3% Vilazodone Phase III Trials** Vilazodone Phase III Trials** Vilazodone Phase III Trials** AE Drug Placebo Diarrhea 28% 9% Nausea 23% 5% Dizziness 8% 3% Insomnia 6% 2% Lexapro(r) (escitalopram oxalate)* Lexapro(r) (escitalopram oxalate)* Lexapro(r) (escitalopram oxalate)* AE Drug Placebo Nausea 15% 7% Insomnia 9% 4% Ejaculation Disorder 9% <1% Somnolence 6% 2% Sweating Increased 5% 2% Fatigue 5% 2% Effexor(r) XR (venlafaxine hydrochloride)* Effexor(r) XR (venlafaxine hydrochloride)* Effexor(r) XR (venlafaxine hydrochloride)* AE Drug Placebo Nausea 31% 12% Dizziness 20% 9% Somnolence 17% 8% Abnormal ejaculation 16% <1% Sweating 14% 3% Dry Mouth 12% 6% Nervousness 10% 5% Anorexia 8% 4% Abnormal dreams 7% 2% Tremor 5% 2% In 1st Phase III trial: diarrhea and nausea were mild to moderate and transient 11 Most Common Adverse Events*

Sexual Dysfunction is Common in Depression 40 to 50% of depressed patients report sexual dysfunction1 Drug-induced SD is common with antidepressants SSRI use results in 25-80% incidence of drug-induced sexual dysfunction2 Up to 90% of patients who experience antidepressant-induced sexual dysfunction stop taking their antidepressants prematurely3 Reliance on spontaneous reporting significantly underestimates incidence 65% of physicians felt lack of drug-induced SD was extremely important when choosing a depression drug4 12 1 Kennedy SH, Dickens SE, et al. Sexual dysfunction before antidepressant therapy in major depression. J Affect Disord. 1999;56:201-208 2 Journal of Clinical Psychiatry, vol. 29, Number 3, 2009 3 According to Johns Hopkins Health Alerts http://www.johnshopkinshealthalerts.com/reports/depression_anxiety/130-1.html 4 Clinical Data, Inc. Market Research, 2009

Vilazodone Impact on Overall Sexual Function Comparable to Placebo 13 Change from Baseline in CSFQ Total Score Change from Baseline in CSFQ Total Score Change from Baseline in CSFQ Total Score Change from Baseline in CSFQ Total Score Change from Baseline in CSFQ Total Score Change from Baseline in CSFQ Total Score Treatment N Week 8 Week 24 Week 52 2nd Phase III Trial Males Vilazodone 96 0.6 Placebo 109 1.8 Females Vilazodone 137 1.9 Placebo 122 2.3 Long Term Safety Trial Males Vilazodone 184 1.5 1.7 2.6 Females Vilazodone 399 2.3 3.4 4.5 Increasing scores of Change in Sexual Function Questionnaire (CSFQ) represent improvement in sexual function. A mean change of +3.0 points on the CSFQ total score is considered clinically significant N = total enrolled in the treatment arm

Long Term Exposure Study Complete for NDA Submission 1 year, open label treatment study Regulatory minimum requirement is 300 patients on drug for 6 months and 100 patients for 12 months 2 week titration to 40 mg QD Baseline HAMD17 ^ 18 Results were consistent with pivotal trials which demonstrated a favorable safety profile Plan to submit findings for presentation/publication 14

Regulatory Approval of Antidepressants FDA requires demonstration of: Acceptable risk/benefit ratio Statistical significance in two adequately powered controlled trials Robust results on multiple measures using multiple analytic methods (MADRS, HAMD, CGI) Safety in both acute and chronic administration 15

Commercial Opportunity for Vilazodone in the Treatment of Depression 16

Depression is Largest Segment of CNS Market U.S. market continues to grow1 $12B annual sales 208M+ prescriptions Medical cost to treat depression is close to $30B annually2 Vilazodone relevant market SSRIs (i.e. Zoloft(r), Lexapro(r), Celexa(r), Prozac(r)) SNRIs (i.e. Cymbalta(r), Effexor(r)XR, Pristiq(r)) All formulations of Wellbutrin(r) and generics 17 1 IMS Health's National Prescription Audit and National Sales Perspective 2 National Institute of Mental Health (NIMH), 2000

Prescriptions Increasing at 4% CAGR* 18 * IMS Health's National Prescription Audit Year Includes SSRIs, SNRIs, and Wellbutrin

Market Decile Number of Prescribers Minimum TRx Maximum TRx Average TRx Cum. % of Prescribers Cum. % of TRx 10 3,517 3,545 28,320 5,123 0.5% 10.0% 9 6,437 2,342 3,545 2,800 1.5% 20.0% 8 8,890 1,792 2,341 2,027 2.9% 30.0% 7 11,245 1,445 1,792 1,603 4.7% 40.0% 6 13,864 1,174 1,445 1,300 6.8% 50.0% 5 17,141 940 1,174 1,051 9.5% 60.0% 4 21,863 718 940 824 12.8% 70.0% 3 30,136 491 718 598 17.5% 80.0% 2 50,445 248 491 357 25.3% 90.0% 1 482,539 0 248 37 100.0% 100.0% Depression Market is Highly Concentrated to Top Prescribers 19 IMS Health Xponenet April 2009 < 13% of prescribers (82,957) accounted for 70% of prescriptions

Primary Market Research Confirms Opportunity Quantitative, primary market research with PCPs & Psychiatrists 50% of time physicians do not achieve desired results with first therapy Tolerability is often the reason for patient discontinuations 60% of physicians felt lack of sexual dysfunction was extremely important when choosing a depression therapy 20 Clinical Data, Inc. Market Research: Physician Survey, 2009

Depression Drugs Compete in Generic Market 21 Quarterly Sales 2003 - 2008 IMS HEALTH'S National Sales Perspective Celexa(r) goes generic (Q4'04) Zoloft(r) goes generic (Q3'06)

Market Share Driven By Many Factors*



Paxil: TRx Market Share +
8.5%
Cymbalta: TRx Market Share +
8%
Wellbutrin: TRx Market Share +
12%
Effec
0.45
0.40
0.35
0.30
0.15
0.10
0.05
0.00
Bupropion SR (Welbutrin, GSK)
Citalopram (Celexa, Forest)
Fluoxetine (Prozac, Lilly)
Nefazadone (Serzone, BMS)
Sertraline (Zoloft, Pfizer)
Duloxetine (Cymbalta, Lilly)
Escitalopram (Lexapro, Forest)
Paroxetine CR (Paxil CR, GSK)
Mirtazapine (Remeron, Organon)
Venlafaxine (Effexor XR, Wyeth)
Paroxetine (Paxil, GSK)

* *N Engl J Med* 2008;358:252-60. Based on FDA threshold for measuring effect size
** Clinical Data Inc. Phase III Registration Trial Results
\+ 2008 IMS HEALTH'S National Sales Perspective
Vilazodone has not been approved by FDA. Clinical Data is making no claims regarding the comparative benefits of vilazodone.

CLINICAL DATA®

22

Vilazodone Addresses Unsatisfied Market Physicians/patients continue to seek new options Vilazodone's unique mode of action and safety/tolerability profile provide significant differentiation Favorable physician acceptance in market research1 Received a 7/10 rating Over 60% would probably or definitely prescribe vilazodone Commercial preparations underway to maximize potential from product approval to first prescription Several approaches to commercialize with significant ROI 1Clinical Data, Inc. Market Research: Physician Survey, 2009 23

Stedivaze: Vasodilator for Cardiac Stress Testing Stedivaze: Vasodilator for Cardiac Stress Testing 24 1 AMR Monthly Monitor

Stedivaze Clinical Development Program Decision to pause the start of Phase III trials Insights gained from July 28, 2009 FDA Advisory Board meeting Revising trial protocol to reflect recent feedback Initiated Phase I studies in chronic obstructive pulmonary disease and asthma to demonstrate safety Marketed adenosine agonists carry a warning or are contra- indicated in patients with COPD and asthma Increased selectivity of Stedivaze may permit safe use in these patients 25

Therapeutics Pipeline Current Stage Lead Discovery Preclinical Phase I Phase II Phase III NDA Marketed Novartis Confidential Partner Vilazodone(tm) Major Depression Stedivaze(tm) Cardiac Imaging ATL1222: Acute Inflammation ATL844: Diabetes / Asthma ATL313 : Ophthalmic Pain AVN316: Oncology Projected Stage In 12 Months 26

Dx for Inherited Cardiac Conditions: FAMILION(r) Over 100% Growth Year Over Year* *Calendar Year 0 ..5 1 1.5 2 2.5 2004 2005 2006 2007 2008 New Sales Force $ (Millions) $3 2009 27

Clinical Data (CLDA) Profile* 28 Revenue: $ 3.2M (3 mo.) $10.4M (Year end) Cash & Marketable Securities: $56.4M $15.6M Sale of Cogenics business (4/15) Debt: $53.2M** Shares Outstanding: 23.7M Insider Ownership: ~ 50% Substantially all shares purchased *As of 3/31/09 unless otherwise indicated **Net of unamortized discount of $21.1M

Upcoming Events in 2009 Submit vilazodone NDA to the FDA Continue preparations for commercialization Complete Phase I studies for Stedivaze in COPD and asthma; start Phase III program in 2H 2009 Establish partnerships for other preclinical programs Continue to grow genetic testing business 29

30 Thank You